================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

                          PORTICOES CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


                Maryland                                20-0985725
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

     712 Fifth Avenue, New York, NY                           10019
 (Address of principal executive offices)                   (Zip Code)


                           -------------------------

      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. |_|

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|


                           -------------------------

       Securities Act registration file number to which this form relates:

                                Not yet assigned

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None.

        Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.01 par value per share.
                                (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

A description of the common stock to be registered hereunder is contained in the section entitled "Description of our capital stock," of the Prospectus included in the Registrant's Statement filed with the Securities and Exchange Commission on April 14, 2004 and is incorporated hereby by reference, and the description contained under such caption included in the form of final prospectus subsequently filed by the Registrant pursuant to Rule 497 under the Securities Act of 1933, as amended, which form of final prospectus is also incorporated by reference herein.

================================================================================

Exhibit Number           Description
--------------           -----------

      a.                 Articles of Incorporation*

      b.                 By laws**

      c.                 Form of Share Certificate**


-----------------
* Incorporated herein by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on April 14, 2004.

**   To be filed by amendment.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    PORTICOES CAPITAL CORPORATION


Date:  April 14, 2004               By: /s/ Les J. Lieberman
                                       -------------------------------
                                    Name:  Les J. Lieberman
                                    Title: Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

      a.                 Articles of Incorporation*


--------------------
* Incorporated herein by reference to the identically numbered exhibit to the Registrant's initial Registration Statement on Form N-2, filed on April 14, 2004.